UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 20, 2005

THE COCA-COLA COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Coca-Cola Company amended certain provisions of its By-Laws, effective October 20, 2005. A copy of the By-Laws of The Coca-Cola Company, as amended and restated through October 20, 2005, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The changes to the By-laws were as follows:

1.
Article V, Section 4 was amended to provide that the Chairman of the Board of Directors has the authority to make and execute powers of attorney on behalf of the Company and to delegate that power to others;

2.
Article VII was amended to clarify the provisions relating to pre-authorization by the Board of the initiation of certain proceedings by a person seeking indemnification and the provisions relating to the advancement of expenses; and

3.	Certain other immaterial changes to correct typographical errors and conform the capitalization of terms and references to the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1          By-Laws of The Coca-Cola Company, as amended and restated through October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: October 26, 2005	By: /s/ Sharon R. B. Case Sharon R. B. Case Vice President

Exhibit Index

Exhibit No.

Exhibit 99.1	By-Laws of The Coca-Cola Company, as amended and restated through October 20, 2005.